EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

OF

PHOENIX RISING COMPANIES

In connection with the accompanying Quarterly Report on Form 10-Q of Phoenix Rising Companies for the quarter ended September 30, 2021, the undersigned, Ding-Shin “DS” Chang, President and Chief Executive Officer of Phoenix Rising Companies, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of Phoenix Rising Companies

Date: November 23, 2021	/s/ Ding-Shin “DS” Chang
Ding-Shin “DS” Chang
President and Chief Executive Officer
(principal executive officer)